CAMDEN

Living Excellence

4Q18 Earnings Release & Supplemental Information

CAMDEN NoMa
61

Camden NoMa II • Washington, DC
Year Built 2017 • 405 Apartment Homes
Stabilized During 4Q18

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2018 OPERATING RESULTS,
2019 FINANCIAL OUTLOOK, AND FIRST QUARTER 2019 DIVIDEND

Houston, Texas (January 31, 2019) - Camden Property Trust (NYSE:CPT) announced today operating results for the three and twelve months ended December 31, 2018. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2018 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2018	2017	2018	2017
EPS	$0.41	$0.91	$1.63	$2.13
FFO	$1.23	$1.18	$4.77	$4.53
AFFO	$0.99	$0.97	$4.03	$3.84

EPS, FFO and AFFO for the twelve months ended December 31, 2017 included approximately $0.05 per diluted share in expenses related to Hurricanes Harvey and Irma.

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	4Q18 vs. 4Q17	4Q18 vs. 3Q18	2018 vs. 2017
Revenues	3.0%	(0.2)%	3.2%
Expenses	3.7%	(3.3)%	2.8%
Net Operating Income ("NOI")	2.6%	1.5%	3.4%

Same Property Results	4Q18	4Q17	3Q18
Occupancy	95.8%	95.7%	95.9%

“We are pleased to report another strong quarter of performance, with same property growth and FFO per share slightly better than anticipated for both fourth quarter and full-year 2018,” said Richard J. Campo, Camden’s Chairman and CEO. “Demand for rental housing remains strong, and we expect 2019 to be another good year for Camden and the multifamily industry.”

For 2018, the Company defines same property communities as communities owned and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, construction was completed at Camden Washingtonian in Gaithersburg, MD and Camden McGowen Station in Houston, TX, and lease-up was completed at Camden NoMa II in Washington, DC.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 1/30/2019
Camden Shady Grove	Rockville, MD	457	$114.0	90%
Camden Washingtonian	Gaithersburg, MD	365	86.8	72%
Camden McGowen Station	Houston, TX	315	90.8	64%
Total		1,137	$291.6

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 1/30/2019
Camden North End I	Phoenix, AZ	441	$105.0	54%
Camden Grandview II	Charlotte, NC	28	21.0	11%
Camden RiNo	Denver, CO	233	75.0
Camden Downtown I	Houston, TX	271	132.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	365	160.0
Total		1,698	$613.0

Capital Markets Transactions
During the quarter, Camden retired $175.0 million of 2.86% variable rate secured conventional mortgage notes and $205.0 million of 5.77% secured conventional mortgage notes. The Company also issued $400 million senior unsecured notes under its existing shelf registration statement. These ten-year notes were offered to the public at 99.893% of par value with a coupon of 4.100%. After giving effect to the settlement of in-place swap agreements and deducting the underwriting discounts and other estimated expenses of the offering, the effective annual interest rate on the notes is approximately 3.74%. The Company received net proceeds of approximately $396.1 million, net of underwriting discounts and other estimated offering expenses.

Additionally, Camden funded a $100.0 million three-year unsecured floating-rate term loan during the quarter. The interest rate on the term loan is based on LIBOR plus a margin which is subject to change as our credit ratings change. The current margin is 0.85%.

Earnings Guidance
Camden provided initial earnings guidance for 2019 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2019 as detailed below.

	1Q19	2019
Per Diluted Share	Range	Range	Midpoint
EPS	$0.33 - $0.37	$1.51 - $1.71	$1.61
FFO	$1.18 - $1.22	$4.97 - $5.17	$5.07

	2019	2019
Same Property Growth	Range	Midpoint
Revenues	2.80% - 3.80%	3.30%
Expenses	2.75% - 3.75%	3.25%
NOI	2.30% - 4.30%	3.30%

For 2019, the Company defines same property communities as communities owned and stabilized as of January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2019 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2019 dividend of $0.80 per common share, which is a 3.9% increase over the Company's prior quarterly dividend of $0.77 per share. The dividend is payable on April 17, 2019 to shareholders of record as of March 29, 2019. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 1, 2019 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 8427208
Webcast: http://services.choruscall.com/links/cpt190201.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 161 properties containing 55,160 apartment homes across the United States. Upon completion of 6 properties currently under development, the Company’s portfolio will increase to 56,858 apartment homes in 167 properties. Camden was recently named by FORTUNE® Magazine for the eleventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #24.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Total property revenues	$244,919	$229,827	$954,505	$900,896

Adjusted EBITDA	139,165	132,913	539,491	503,078

Net income attributable to common shareholders	39,196	87,989	156,128	196,422
Per share - basic	0.41	0.92	1.63	2.14
Per share - diluted	0.41	0.91	1.63	2.13

Funds from operations	119,436	114,552	463,982	424,072
Per share - diluted	1.23	1.18	4.77	4.53

Adjusted funds from operations	96,178	93,769	391,686	359,314
Per share - diluted	0.99	0.97	4.03	3.84

Dividends per share	0.77	0.75	3.08	3.00
Dividend payout ratio (FFO)	62.6%	63.6%	64.6%	66.2%

Interest expensed	22,047	20,618	84,263	86,750
Interest capitalized	2,874	3,532	13,632	15,174
Total interest incurred	24,921	24,150	97,895	101,924

Principal amortization	256	164	795	692

Net Debt to Annualized Adjusted EBITDA (a)	4.1x	3.5x	4.1x	4.3x
Interest expense coverage ratio	6.3x	6.4x	6.4x	5.8x
Total interest coverage ratio	5.6x	5.5x	5.5x	4.9x
Fixed charge expense coverage ratio	6.2x	6.4x	6.3x	5.8x
Total fixed charge coverage ratio	5.5x	5.5x	5.5x	4.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.1x	4.6x	4.1x	4.6x

Same property NOI increase (b)	2.6%	1.4%	3.4%	2.2%
(# of apartment homes included)	41,968	41,988	41,968	41,988

Gross turnover of apartment homes (annualized)	45%	47%	55%	56%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	36%	39%	44%	46%

			As of December 31,
			2018	2017
Total assets			$6,219,586	$6,173,748
Total debt			$2,321,603	$2,204,598
Common and common equivalent shares, outstanding end of period (c)			97,247	97,095
Share price, end of period			$88.05	$92.06
Book equity value, end of period (d)			$3,437,778	$3,561,944
Market equity value, end of period (e)			$8,562,598	$8,938,565

(a) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Full year 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricane Harvey and Irma.

(c) Includes at December 31, 2018: 95,491 common shares (including 217 common share equivalents related to share awards & options), plus 1,756 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
OPERATING DATA
Property revenues
Rental revenues (a)	$216,924	$197,278	$842,047	$770,540
Other property revenues (a)	27,995	32,549	112,458	130,356
Total property revenues	244,919	229,827	954,505	900,896

Property expenses
Property operating and maintenance (b)	55,108	53,629	220,732	217,817
Real estate taxes	31,612	27,009	122,847	110,925
Total property expenses	86,720	80,638	343,579	328,742

Non-property income
Fee and asset management	1,580	2,370	7,231	8,176
Interest and other income	432	1,432	2,101	3,011
Income/(Loss) on deferred compensation plans	(10,304)	4,902	(6,535)	16,608
Total non-property income	(8,292)	8,704	2,797	27,795

Other expenses
Property management	6,166	5,991	25,581	25,773
Fee and asset management	1,258	1,085	4,451	3,903
General and administrative (c)	13,622	13,002	50,735	50,587
Interest	22,047	20,618	84,263	86,750
Depreciation and amortization	78,677	68,193	300,946	263,974
Expense/(Benefit) on deferred compensation plans	(10,304)	4,902	(6,535)	16,608
Total other expenses	111,466	113,791	459,441	447,595

Loss on early retirement of debt	—	—	—	(323)
Gain on sale of operating properties, including land	—	43,231	—	43,231
Equity in income of joint ventures (d)	2,192	1,965	7,836	6,822
Income from continuing operations before income taxes	40,633	89,298	162,118	202,084
Income tax expense	(326)	(216)	(1,424)	(1,224)
Net income	40,307	89,082	160,694	200,860
Less income allocated to non-controlling interests from continuing operations	(1,111)	(1,093)	(4,566)	(4,438)
Net income attributable to common shareholders	$39,196	$87,989	$156,128	$196,422

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$40,307	$89,082	$160,694	$200,860
Other comprehensive income
Unrealized gain on cash flow hedging activities	(7,202)	(64)	6,782	1,690
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	450	(20)	450	(20)
Reclassification of net (gain) loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	(350)	34	(246)	136
Comprehensive income	33,205	89,032	167,680	202,666
Less income allocated to non-controlling interests from continuing operations	(1,111)	(1,093)	(4,566)	(4,438)
Comprehensive income attributable to common shareholders	$32,094	$87,939	$163,114	$198,228

PER SHARE DATA

Total earnings per common share - basic	$0.41	$0.92	$1.63	$2.14
Total earnings per common share - diluted	0.41	0.91	1.63	2.13

Weighted average number of common shares outstanding:
Basic	95,262	94,905	95,208	91,499
Diluted	95,465	97,068	95,366	92,515
(a) Upon our adoption of ASU 2014-09 on January 1, 2018, we are now presenting certain revenue items, historically included as a component of other property revenues, as rental revenues due to the nature and timing of revenue recognition for these items being more closely aligned to a lease. This new presentation has been applied prospectively as this reclassification will not have an impact upon total property revenues or the opening balance of retained earnings. Approximately $22.2 million of rental revenue is related to this presentation for the year ended December 31, 2018. Had ASU 2014-09 been effective as of January 1, 2017, we would have reclassified approximately $21.9 million from other property revenues to rental revenues for the year ended December 31, 2017.
(b) Includes approximately $3.9 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
(c) Includes approximately $0.7 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
(d) Includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$39,196	$87,989	$156,128	$196,422
Real estate depreciation and amortization	76,867	66,448	294,283	257,540
Adjustments for unconsolidated joint ventures	2,233	2,253	8,976	8,903
Income allocated to non-controlling interests	1,140	1,093	4,595	4,438
Gain on sale of operating properties, net of tax	—	(43,231)	—	(43,231)
Funds from operations	$119,436	$114,552	$463,982	$424,072

Less: recurring capitalized expenditures (b)	(23,258)	(20,783)	(72,296)	(64,758)

Adjusted funds from operations - diluted	$96,178	$93,769	$391,686	$359,314

PER SHARE DATA
Funds from operations - diluted	$1.23	$1.18	$4.77	$4.53
Adjusted funds from operations - diluted	0.99	0.97	4.03	3.84
Distributions declared per common share	0.77	0.75	3.08	3.00

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	97,221	97,068	97,201	93,594

PROPERTY DATA
Total operating properties (end of period) (c)	161	155	161	155
Total operating apartment homes in operating properties (end of period) (c)	55,160	53,033	55,160	53,033
Total operating apartment homes (weighted average)	47,653	46,533	46,925	46,210

(a) Net income attributable to common shareholders for the twelve months ended December 31, 2017 included approximately $5.0 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
ASSETS
Real estate assets, at cost
Land	$1,098,526	$1,088,293	$1,066,077	$1,053,578	$1,021,031
Buildings and improvements	6,935,971	6,828,068	6,620,169	6,494,229	6,269,481
	8,034,497	7,916,361	7,686,246	7,547,807	7,290,512
Accumulated depreciation	(2,403,149)	(2,328,092)	(2,255,737)	(2,185,452)	(2,118,839)
Net operating real estate assets	5,631,348	5,588,269	5,430,509	5,362,355	5,171,673
Properties under development, including land	293,978	315,904	373,350	399,903	377,231
Investments in joint ventures	22,283	24,664	26,205	26,863	27,237
Total real estate assets	5,947,609	5,928,837	5,830,064	5,789,121	5,576,141
Accounts receivable – affiliates	22,920	22,605	23,473	23,397	24,038
Other assets, net (a)(b)	205,454	228,468	204,717	199,420	195,764
Cash and cash equivalents	34,378	8,529	64,071	101,401	368,492
Restricted cash	9,225	10,061	9,581	15,036	9,313
Total assets	$6,219,586	$6,198,500	$6,131,906	$6,128,375	$6,173,748

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,836,427	$1,394,178	$1,339,659	$1,339,142	$1,338,628
Secured	485,176	865,431	865,629	865,798	865,970
Accounts payable and accrued expenses	146,866	140,046	127,777	123,706	128,313
Accrued real estate taxes	54,358	70,174	52,461	29,061	51,383
Distributions payable	74,982	74,976	75,071	75,083	72,943
Other liabilities (b)(c)	183,999	178,898	156,767	157,002	154,567
Total liabilities	2,781,808	2,723,703	2,617,364	2,589,792	2,611,804

Commitments and contingencies
Non-qualified deferred compensation share awards	52,674	60,874	85,938	76,174	77,230

Equity
Common shares of beneficial interest	1,031	1,030	1,027	1,026	1,028
Additional paid-in capital	4,154,763	4,147,278	4,132,404	4,132,056	4,137,161
Distributions in excess of net income attributable to common shareholders	(495,496)	(466,512)	(436,575)	(396,596)	(368,703)
Treasury shares, at cost	(355,804)	(355,825)	(355,752)	(356,687)	(364,066)
Accumulated other comprehensive income (loss) (d)	6,929	14,031	8,794	3,579	(57)
Total common equity	3,311,423	3,340,002	3,349,898	3,383,378	3,405,363
Non-controlling interests	73,681	73,921	78,706	79,031	79,351
Total equity	3,385,104	3,413,923	3,428,604	3,462,409	3,484,714
Total liabilities and equity	$6,219,586	$6,198,500	$6,131,906	$6,128,375	$6,173,748

(a) Includes net deferred charges of:	$242	$538	$724	$929	$1,125

(b) Includes net asset/(liability) fair value of derivative instruments:	($7,433)	$15,674	$10,472	$5,291	$1,690

(c) Includes deferred revenues of:	$552	$603	$659	$536	$426

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2018 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (b)	4,655	1,104	822	—	6,581	281	6,862
Houston, TX	5,912	—	315	271	6,498	2,522	9,020
Atlanta, GA	4,012	250	—	365	4,627	234	4,861
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
SE Florida	1,956	825	—	—	2,781	—	2,781
Dallas, TX	3,993	423	—	—	4,416	1,250	5,666
Denver, CO	2,365	267	—	233	2,865	—	2,865
Charlotte, NC	2,487	323	—	28	2,838	266	3,104
Phoenix, AZ	2,929	—	—	441	3,370	—	3,370
Orlando, FL	2,662	632	—	360	3,654	300	3,954
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
Tampa, FL	1,928	358	—	—	2,286	450	2,736
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	—	—	—	632	270	902
Total Portfolio	41,968	4,772	1,137	1,698	49,575	7,283	56,858

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
D.C. Metro	13.8%	16.8%	16.5%	95.7%	96.1%	96.0%	95.1%	94.8%
Houston, TX	11.5%	10.0%	10.8%	95.2%	95.4%	95.5%	95.5%	96.8%
Atlanta, GA	9.2%	8.3%	8.1%	96.2%	96.6%	95.7%	95.4%	95.7%
Los Angeles/Orange County, CA	7.7%	8.8%	8.5%	95.7%	95.5%	95.1%	95.1%	94.8%
SE Florida	6.1%	7.5%	7.2%	95.7%	95.9%	95.7%	96.5%	96.0%
Dallas, TX	7.1%	6.8%	7.2%	95.7%	95.7%	95.5%	94.8%	95.3%
Denver, CO	6.7%	6.3%	6.1%	95.2%	95.1%	95.2%	94.5%	95.1%
Charlotte, NC	5.7%	5.8%	5.8%	95.6%	95.8%	96.2%	94.6%	95.6%
Phoenix, AZ	6.9%	5.9%	5.6%	96.1%	95.9%	95.2%	96.0%	95.7%
Orlando, FL	5.8%	6.1%	6.1%	95.9%	96.5%	96.7%	97.1%	97.1%
Raleigh, NC	5.3%	4.5%	4.4%	95.8%	95.5%	95.0%	94.6%	94.6%
Tampa, FL	4.1%	4.6%	4.7%	95.7%	95.6%	95.7%	95.9%	96.1%
San Diego/Inland Empire, CA	5.3%	4.5%	4.4%	95.3%	95.5%	96.0%	94.7%	95.5%
Austin, TX	3.9%	3.3%	3.8%	96.0%	96.3%	96.2%	95.6%	95.5%
Corpus Christi, TX	0.9%	0.8%	0.8%	92.9%	93.8%	93.3%	91.3%	93.3%
Total Portfolio	100.0%	100.0%	100.0%	95.6%	95.8%	95.7%	95.3%	95.6%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2018	2017	Change	2018	2017	Change
"Same Property" Communities (a)	41,968	$206,859	$200,806	$6,053	$820,732	$795,642	$25,090
Non-"Same Property" Communities (b)	4,772	30,660	22,503	8,157	112,685	82,722	29,963
Development and Lease-Up Communities (c)	2,835	5,358	1,110	4,248	12,667	2,157	10,510
Disposition/Other (d)	—	2,042	5,408	(3,366)	8,421	20,375	(11,954)
Total Property Revenues	49,575	$244,919	$229,827	$15,092	$954,505	$900,896	$53,609

Property Expenses
"Same Property" Communities (a)	41,968	$72,906	$70,272	$2,634	$294,503	$286,571	$7,932
Non-"Same Property" Communities (b)	4,772	11,028	8,347	2,681	41,116	30,563	10,553
Development and Lease-Up Communities (c)	2,835	2,056	410	1,646	5,115	676	4,439
Hurricane Expenses (e)	—	—	—	—	—	3,944	(3,944)
Disposition/Other (d)	—	730	1,609	(879)	2,845	6,988	(4,143)
Total Property Expenses	49,575	$86,720	$80,638	$6,082	$343,579	$328,742	$14,837

Property Net Operating Income
"Same Property" Communities (a)	41,968	$133,953	$130,534	$3,419	$526,229	$509,071	$17,158
Non-"Same Property" Communities (b)	4,772	19,632	14,156	5,476	71,569	52,159	19,410
Development and Lease-Up Communities (c)	2,835	3,302	700	2,602	7,552	1,481	6,071
Hurricane Expenses (e)	—	—	—	—	—	(3,944)	3,944
Disposition/Other (d)	—	1,312	3,799	(2,487)	5,576	13,387	(7,811)
Total Property Net Operating Income	49,575	$158,199	$149,189	$9,010	$610,926	$572,154	$38,772

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2017, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2017, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

(e) Hurricane expenses include storm-related expenses related to Hurricanes Harvey and Irma.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q18	4Q17	Growth	4Q18	4Q17	Growth	4Q18	4Q17	Growth
D.C. Metro	4,655	$26,940	$25,869	4.1%	$8,450	$8,495	(0.5)%	$18,490	$17,374	6.4%
Houston, TX	5,912	27,461	27,049	1.5%	12,030	10,313	16.6%	15,431	16,736	(7.8)%
Atlanta, GA	4,012	19,912	19,269	3.3%	7,563	6,980	8.4%	12,349	12,289	0.5%
Los Angeles/Orange County, CA	2,068	13,953	13,526	3.2%	3,642	4,120	(11.6)%	10,311	9,406	9.6%
Dallas, TX	3,993	17,187	16,963	1.3%	7,652	7,257	5.4%	9,535	9,706	(1.8)%
Denver, CO	2,365	12,678	12,024	5.4%	3,720	3,472	7.1%	8,958	8,552	4.7%
Phoenix, AZ	2,929	13,422	12,870	4.3%	4,209	4,043	4.1%	9,213	8,827	4.4%
SE Florida	1,956	12,086	11,861	1.9%	3,882	3,932	(1.3)%	8,204	7,929	3.5%
Orlando, FL	2,662	11,932	11,451	4.2%	4,183	4,204	(0.5)%	7,749	7,247	6.9%
Charlotte, NC	2,487	10,837	10,680	1.5%	3,212	3,127	2.7%	7,625	7,553	1.0%
Raleigh, NC	2,704	10,377	9,995	3.8%	3,332	3,183	4.7%	7,045	6,812	3.4%
San Diego/Inland Empire, CA	1,665	10,415	10,017	4.0%	3,296	3,420	(3.6)%	7,119	6,597	7.9%
Tampa, FL	1,928	8,594	8,417	2.1%	3,072	3,083	(0.4)%	5,522	5,334	3.5%
Austin, TX	2,000	8,926	8,721	2.4%	3,713	3,804	(2.4)%	5,213	4,917	6.0%
Corpus Christi, TX	632	2,139	2,094	2.1%	950	839	13.2%	1,189	1,255	(5.3)%

Total Same Property	41,968	$206,859	$200,806	3.0%	$72,906	$70,272	3.7%	$133,953	$130,534	2.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q18	4Q17	Growth	4Q18	4Q17	Growth	4Q18	4Q17	Growth
D.C. Metro	13.8%	95.9%	94.8%	1.1%	$1,758	$1,708	2.9%	$2,013	$1,954	3.0%
Houston, TX	11.5%	95.3%	97.3%	(2.0)%	1,418	1,381	2.7%	1,627	1,571	3.5%
Atlanta, GA	9.2%	96.1%	95.8%	0.3%	1,498	1,450	3.3%	1,721	1,672	3.0%
Los Angeles/Orange County, CA	7.7%	95.9%	95.4%	0.5%	2,144	2,083	2.9%	2,346	2,285	2.7%
Dallas, TX	7.1%	96.0%	95.5%	0.5%	1,276	1,258	1.4%	1,495	1,482	0.8%
Denver, CO	6.7%	95.3%	95.1%	0.2%	1,618	1,550	4.4%	1,875	1,782	5.2%
Phoenix, AZ	6.9%	96.1%	95.7%	0.4%	1,342	1,272	5.5%	1,589	1,530	3.9%
SE Florida	6.1%	96.5%	96.2%	0.3%	1,867	1,822	2.5%	2,134	2,101	1.6%
Orlando, FL	5.8%	96.4%	97.2%	(0.8)%	1,335	1,262	5.8%	1,550	1,475	5.0%
Charlotte, NC	5.7%	95.4%	95.4%	0.0%	1,304	1,285	1.5%	1,522	1,500	1.5%
Raleigh, NC	5.3%	95.7%	94.5%	1.2%	1,110	1,078	3.0%	1,337	1,304	2.6%
San Diego/Inland Empire, CA	5.3%	95.3%	95.5%	(0.2)%	1,962	1,873	4.8%	2,188	2,099	4.2%
Tampa, FL	4.1%	96.0%	96.3%	(0.3)%	1,295	1,244	4.1%	1,548	1,512	2.4%
Austin, TX	3.9%	96.1%	95.3%	0.8%	1,307	1,276	2.4%	1,549	1,525	1.6%
Corpus Christi, TX	0.9%	92.8%	92.8%	0.0%	986	966	2.1%	1,216	1,190	2.1%

Total Same Property	100.0%	95.8%	95.7%	0.1%	$1,485	$1,438	3.3%	$1,715	$1,667	2.9%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q18	3Q18	Growth	4Q18	3Q18	Growth	4Q18	3Q18	Growth
D.C. Metro	4,655	$26,940	$27,019	(0.3)%	$8,450	$8,692	(2.8)%	$18,490	$18,327	0.9%
Houston, TX	5,912	27,461	27,708	(0.9)%	12,030	11,544	4.2%	15,431	16,164	(4.5)%
Atlanta, GA	4,012	19,912	19,941	(0.1)%	7,563	7,630	(0.9)%	12,349	12,311	0.3%
Los Angeles/Orange County, CA	2,068	13,953	13,899	0.4%	3,642	4,004	(9.0)%	10,311	9,895	4.2%
Dallas, TX	3,993	17,187	17,350	(0.9)%	7,652	8,075	(5.2)%	9,535	9,275	2.8%
Denver, CO	2,365	12,678	12,618	0.5%	3,720	3,843	(3.2)%	8,958	8,775	2.1%
Phoenix, AZ	2,929	13,422	13,244	1.3%	4,209	4,444	(5.3)%	9,213	8,800	4.7%
SE Florida	1,956	12,086	12,134	(0.4)%	3,882	3,980	(2.5)%	8,204	8,154	0.6%
Orlando, FL	2,662	11,932	11,926	0.1%	4,183	4,308	(2.9)%	7,749	7,618	1.7%
Charlotte, NC	2,487	10,837	10,931	(0.9)%	3,212	3,421	(6.1)%	7,625	7,510	1.5%
Raleigh, NC	2,704	10,377	10,392	(0.1)%	3,332	3,602	(7.5)%	7,045	6,790	3.8%
San Diego/Inland Empire, CA	1,665	10,415	10,396	0.2%	3,296	3,523	(6.4)%	7,119	6,873	3.6%
Tampa, FL	1,928	8,594	8,600	(0.1)%	3,072	3,215	(4.4)%	5,522	5,385	2.5%
Austin, TX	2,000	8,926	8,987	(0.7)%	3,713	4,079	(9.0)%	5,213	4,908	6.2%
Corpus Christi, TX	632	2,139	2,167	(1.3)%	950	1,009	(5.8)%	1,189	1,158	2.7%

Total Same Property	41,968	$206,859	$207,312	(0.2)%	$72,906	$75,369	(3.3)%	$133,953	$131,943	1.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q18	3Q18	Growth	4Q18	3Q18	Growth	4Q18	3Q18	Growth
D.C. Metro	13.8%	95.9%	96.2%	(0.3)%	$1,758	$1,747	0.6%	$2,013	$2,012	0.0%
Houston, TX	11.5%	95.3%	95.5%	(0.2)%	1,418	1,410	0.6%	1,627	1,640	(0.7)%
Atlanta, GA	9.2%	96.1%	96.7%	(0.6)%	1,498	1,485	0.9%	1,721	1,714	0.5%
Los Angeles/Orange County, CA	7.7%	95.9%	95.5%	0.4%	2,144	2,128	0.8%	2,346	2,346	0.0%
Dallas, TX	7.1%	96.0%	95.8%	0.2%	1,276	1,273	0.2%	1,495	1,511	(1.1)%
Denver, CO	6.7%	95.3%	95.1%	0.2%	1,618	1,608	0.6%	1,875	1,871	0.3%
Phoenix, AZ	6.9%	96.1%	95.9%	0.2%	1,342	1,321	1.6%	1,589	1,571	1.1%
SE Florida	6.1%	96.5%	96.7%	(0.2)%	1,867	1,853	0.8%	2,134	2,138	(0.2)%
Orlando, FL	5.8%	96.4%	96.4%	0.0%	1,335	1,320	1.1%	1,550	1,549	0.1%
Charlotte, NC	5.7%	95.4%	96.0%	(0.6)%	1,304	1,302	0.2%	1,522	1,526	(0.3)%
Raleigh, NC	5.3%	95.7%	95.4%	0.3%	1,110	1,104	0.5%	1,337	1,343	(0.4)%
San Diego/Inland Empire, CA	5.3%	95.3%	95.5%	(0.2)%	1,962	1,944	0.9%	2,188	2,179	0.4%
Tampa, FL	4.1%	96.0%	96.1%	(0.1)%	1,295	1,281	1.1%	1,548	1,548	0.0%
Austin, TX	3.9%	96.1%	96.6%	(0.5)%	1,307	1,295	0.9%	1,549	1,551	(0.2)%
Corpus Christi, TX	0.9%	92.8%	93.5%	(0.7)%	986	979	0.7%	1,216	1,224	(0.6)%

Total Same Property	100.0%	95.8%	95.9%	(0.1)%	$1,485	$1,474	0.7%	$1,715	$1,716	(0.1)%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Year to Date Results (a) (b)	Included	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
D.C. Metro	4,655	$106,601	$103,663	2.8%	$34,403	$33,745	1.9%	$72,198	$69,918	3.3%
Houston, TX	5,912	109,416	106,513	2.7%	46,989	46,374	1.3%	62,427	60,139	3.8%
Atlanta, GA	4,012	78,983	76,169	3.7%	30,276	28,293	7.0%	48,707	47,876	1.7%
Los Angeles/Orange County, CA	2,068	55,198	53,409	3.3%	15,600	15,962	(2.3)%	39,598	37,447	5.7%
Dallas, TX	3,993	68,493	67,199	1.9%	30,301	28,507	6.3%	38,192	38,692	(1.3)%
Denver, CO	2,365	49,751	47,725	4.2%	14,686	14,263	3.0%	35,065	33,462	4.8%
Phoenix, AZ	2,929	52,726	50,538	4.3%	17,138	16,599	3.2%	35,588	33,939	4.9%
SE Florida	1,956	48,329	47,339	2.1%	15,842	15,794	0.3%	32,487	31,545	3.0%
Orlando, FL	2,662	47,274	45,065	4.9%	16,896	16,361	3.3%	30,378	28,704	5.8%
Charlotte, NC	2,487	43,338	42,673	1.6%	13,225	12,869	2.8%	30,113	29,804	1.0%
Raleigh, NC	2,704	41,146	39,534	4.1%	13,703	13,017	5.3%	27,443	26,517	3.5%
San Diego/Inland Empire, CA	1,665	41,152	39,538	4.1%	13,630	13,585	0.3%	27,522	25,953	6.0%
Tampa, FL	1,928	34,204	33,024	3.6%	12,621	12,389	1.9%	21,583	20,635	4.6%
Austin, TX	2,000	35,632	35,005	1.8%	15,517	15,329	1.2%	20,115	19,676	2.2%
Corpus Christi, TX	632	8,489	8,248	2.9%	3,676	3,484	5.5%	4,813	4,764	1.0%

Total Same Property	41,968	$820,732	$795,642	3.2%	$294,503	$286,571	2.8%	$526,229	$509,071	3.4%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
D.C. Metro	13.7%	95.8%	95.7%	0.1%	$1,735	$1,688	2.8%	$1,991	$1,939	2.7%
Houston, TX	11.9%	95.6%	94.4%	1.2%	1,402	1,397	0.4%	1,617	1,594	1.5%
Atlanta, GA	9.3%	96.1%	95.9%	0.2%	1,477	1,427	3.5%	1,708	1,650	3.5%
Los Angeles/Orange County, CA	7.5%	95.6%	95.6%	0.0%	2,116	2,053	3.1%	2,325	2,250	3.3%
Dallas, TX	7.3%	95.5%	95.8%	(0.3)%	1,268	1,245	1.8%	1,497	1,464	2.2%
Denver, CO	6.6%	95.0%	95.5%	(0.5)%	1,592	1,520	4.7%	1,845	1,761	4.7%
Phoenix, AZ	6.8%	95.8%	95.1%	0.7%	1,312	1,254	4.6%	1,565	1,512	3.6%
SE Florida	6.2%	96.7%	95.8%	0.9%	1,846	1,822	1.3%	2,129	2,105	1.2%
Orlando, FL	5.8%	96.7%	96.6%	0.1%	1,307	1,239	5.5%	1,531	1,460	4.8%
Charlotte, NC	5.7%	95.5%	95.8%	(0.3)%	1,295	1,275	1.6%	1,520	1,493	1.9%
Raleigh, NC	5.2%	95.2%	94.5%	0.7%	1,096	1,058	3.6%	1,332	1,289	3.4%
San Diego/Inland Empire, CA	5.2%	95.4%	95.4%	0.0%	1,924	1,838	4.7%	2,159	2,073	4.1%
Tampa, FL	4.1%	96.0%	95.8%	0.2%	1,273	1,226	3.8%	1,540	1,490	3.4%
Austin, TX	3.8%	96.2%	95.8%	0.4%	1,290	1,271	1.5%	1,543	1,522	1.4%
Corpus Christi, TX	0.9%	92.5%	91.8%	0.7%	973	964	0.9%	1,210	1,184	2.2%

Total Same Property	100.0%	95.7%	95.4%	0.3%	$1,465	$1,425	2.8%	$1,703	$1,655	2.9%

(a) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2018
(In thousands)

(Unaudited)

					% of Actual
					4Q18 Operating
Quarterly Comparison (a)	4Q18	4Q17	$ Change	% Change	Expenses

Property taxes	$26,431	$23,628	$2,803	11.9%	36.3%
Salaries and Benefits for On-site Employees	14,877	14,646	231	1.6%	20.4%
Utilities	16,496	16,347	149	0.9%	22.6%
Repairs and Maintenance	8,544	8,877	(333)	(3.8)%	11.7%
Property Insurance	2,102	2,423	(321)	(13.2)%	2.9%
General and Administrative	2,479	2,547	(68)	(2.7)%	3.4%
Marketing and Leasing	1,369	1,205	164	13.6%	1.9%
Other	608	599	9	1.5%	0.8%

Total Same Property	$72,906	$70,272	$2,634	3.7%	100.0%

					% of Actual
					4Q18 Operating
Sequential Comparison (a)	4Q18	3Q18	$ Change	% Change	Expenses

Property taxes	$26,431	$26,214	$217	0.8%	36.3%
Salaries and Benefits for On-site Employees	14,877	16,168	(1,291)	(8.0)%	20.4%
Utilities	16,496	16,980	(484)	(2.9)%	22.6%
Repairs and Maintenance	8,544	9,580	(1,036)	(10.8)%	11.7%
Property Insurance	2,102	2,127	(25)	(1.2)%	2.9%
General and Administrative	2,479	2,469	10	0.4%	3.4%
Marketing and Leasing	1,369	1,222	147	12.0%	1.9%
Other	608	609	(1)	(0.2)%	0.8%

Total Same Property	$72,906	$75,369	($2,463)	(3.3)%	100.0%

					% of Actual
					2018 Operating
Year to Date Comparison (a) (b)	2018	2017	$ Change	% Change	Expenses

Property taxes	$104,482	$98,543	$5,939	6.0%	35.5%
Salaries and Benefits for On-site Employees	61,630	59,662	1,968	3.3%	20.9%
Utilities	65,994	64,971	1,023	1.6%	22.4%
Repairs and Maintenance	36,372	37,955	(1,583)	(4.2)%	12.4%
Property Insurance	8,292	8,360	(68)	(0.8)%	2.8%
General and Administrative	10,398	10,010	388	3.9%	3.5%
Marketing and Leasing	4,864	4,701	163	3.5%	1.7%
Other	2,471	2,369	102	4.3%	0.8%

Total Same Property	$294,503	$286,571	$7,932	2.8%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING DATA (a)	2018	2017	2018	2017
Property Revenues
Rental revenues	$8,829	$8,569	$35,065	$33,280
Other property revenues	1,223	1,056	4,805	4,889
Total property revenues	10,052	9,625	39,870	38,169

Property expenses
Property operating and maintenance	2,437	2,339	9,888	9,387
Real estate taxes	1,604	1,427	6,479	6,237
	4,041	3,766	16,367	15,624

Net Operating Income	6,011	5,859	23,503	22,545

Other expenses
Interest	1,701	1,624	6,606	6,259
Depreciation and amortization	2,198	2,174	8,857	8,756
Other (including debt prepayment penalties) (b)	(80)	96	204	708
Total other expenses	3,819	3,894	15,667	15,723

Equity in income of joint ventures	$2,192	$1,965	$7,836	$6,822

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
BALANCE SHEET DATA(c)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	760,642	757,404	754,650	751,636	750,164
	870,554	867,316	864,562	861,548	860,076
Accumulated Depreciation	(201,595)	(194,369)	(187,125)	(179,847)	(172,554)
Net operating real estate assets	668,959	672,947	677,437	681,701	687,522
Properties under development and land	1,513	1,292	1,266	1,265	1,265
Cash and other assets, net	24,768	28,858	26,325	20,015	27,097
Total assets	$695,240	$703,097	$705,028	$702,981	$715,884

Notes payable	$510,700	$511,749	$512,564	$513,377	$514,457
Other liabilities	26,186	25,297	21,398	16,409	26,928
Total liabilities	536,886	537,046	533,962	529,786	541,385

Member's equity	158,354	166,051	171,066	173,195	174,499
Total liabilities and members' equity	$695,240	$703,097	$705,028	$702,981	$715,884

Company's equity investment	$22,283	$24,664	$26,205	$26,863	$27,237

Company's pro-rata share of debt	$159,849	$160,178	$160,433	$160,687	$161,025

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Equity in Income includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.

(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2018 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 1/30/2019
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1	Camden Shady Grove	457	$114.0			2Q15	1Q17	1Q18	2Q19	90%	88%
	Rockville, MD
2	Camden Washingtonian	365	86.8			3Q16	2Q18	4Q18	4Q19	72%	70%
	Gaithersburg, MD
3	Camden McGowen Station	315	90.8			4Q14	2Q18	4Q18	4Q19	64%	59%
	Houston, TX

Total Completed Communities in Lease-Up		1,137	$291.6							77%	74%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/30/2019
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden North End I	441	$105.0	$95.9	$14.6	4Q16	2Q18	1Q19	2Q20	54%	51%
	Phoenix, AZ
2.	Camden Grandview II	28	21.0	21.3	11.1	2Q17	4Q18	1Q19	2Q19	11%	7%
	Charlotte, NC
3.	Camden RiNo	233	75.0	41.6	41.6	3Q17	4Q19	2Q20	4Q20
	Denver, CO
4.	Camden Downtown I	271	132.0	58.9	58.9	4Q17	1Q20	3Q20	1Q21
	Houston, TX
5.	Camden Lake Eola	360	120.0	34.0	34.0	2Q18	2Q20	3Q20	3Q21
	Orlando, FL
6.	Camden Buckhead	365	160.0	26.1	26.1	3Q18	4Q20	3Q21	2Q22
	Atlanta, GA

Total Development Communities		1,698	$613.0	$277.8	$186.3					51%	48%

Additional Development Pipeline & Land (a)					107.7

Total Properties Under Development and Land (per Balance Sheet)					$294.0

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q18 NOI
Communities that Stabilized During Quarter								$108.5	$2.1
Completed Communities in Lease-Up								291.6	2.6
Development Communities in Lease-Up								117.2	0.7
Total Development Communities NOI Contribution								$517.3	$5.4

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2018 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden North End II	340	$85.0	$15.3
	Phoenix, AZ
2.	Camden Hillcrest	132	90.0	28.9
	San Diego, CA
3.	Camden Atlantic	269	90.0	16.7
	Plantation, FL
4.	Camden Arts District	354	150.0	21.5
	Los Angeles, CA
5.	Camden Paces III	350	100.0	14.6
	Atlanta, GA
6.	Camden Downtown II	271	145.0	10.7
	Houston, TX

Development Pipeline		1,716	$660.0	$107.7

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF DECEMBER 31, 2018 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Budget			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	206	$12.4	$7.8	$20.2	$6.1	$4.8	$10.9	1Q18	1Q20
	Miami, FL
2.	Camden Las Olas	420	222	13.0	5.9	18.9	6.6	2.7	9.3	1Q18	1Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	174	9.7	2.6	12.3	3.9	2.2	6.1	1Q18	3Q20
	Arlington, VA

	Total	1,203	602	$35.1	$16.3	$51.4	$16.6	$9.7	$26.3

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2018 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Pier District	St. Petersburg, FL	$126.9	358 Homes	$2,440	2016	1/11/2018
2.	Camden North Quarter	Orlando, FL	81.4	333 Homes	1,568	2016	2/15/2018
3.	Camden Thornton Park	Orlando, FL	89.8	299 Homes	1,925	2016	9/24/2018

Total/Average Acquisitions			$298.1	990 Homes	$1,991

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Lake Eola	Orlando, FL	$11.4	1.8	4/12/2018

Land Dispositions		Location	Sales Price	Acres	Closing Date
1.	North End III	Phoenix, AZ	$11.5	14.1	9/24/2018

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2018:

	Future Scheduled Repayments
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2019	($1,800)	$439,107	$—	$437,307	18.8%	5.2%
2020	(1,905)	—	—	(1,905)	(0.1)%	N/A
2021	(1,555)	—	250,000	248,445	10.7%	4.8%
2022	(1,161)	—	450,000	448,839	19.3%	3.2%
2023	(169)	—	250,000	249,831	10.8%	5.1%
Thereafter	39,086	—	900,000	939,086	40.5%	3.9%
Total Maturing Debt	$32,496	$439,107	$1,850,000	$2,321,603	100.0%	4.2%

Weighted Average Maturity of Debt		4.9 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$99,578	4.3%	3.3%	3.0 Years
Fixed rate debt	2,222,025	95.7%	4.3%	5.0 Years
Total	$2,321,603	100.0%	4.2%	4.9 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,836,427	79.1%	4.0%	5.4 Years
Secured debt	485,176	20.9%	5.1%	2.8 Years
Total	$2,321,603	100.0%	4.2%	4.9 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$485,176	100.0%	5.1%	2.8 Years
Total	$485,176	100.0%	5.1%	2.8 Years

REAL ESTATE ASSETS: (a)	Total Homes	% of Total	Total Cost	% of Total	4Q18 NOI	% of Total
Unencumbered real estate assets	44,011	88.8%	$7,460,569	89.6%	$139,528	88.2%
Encumbered real estate assets	5,564	11.2%	867,906	10.4%	18,671	11.8%
Total	49,575	100.0%	$8,328,475	100.0%	$158,199	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.1x

(a) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2019 AND 2020:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2019	($447)	$—	$—	($447)	N/A
2Q 2019	(371)	439,107	—	438,736	5.2%
3Q 2019	(492)	—	—	(492)	N/A
4Q 2019	(490)	—	—	(490)	N/A
2019	($1,800)	$439,107	$—	$437,307	5.2%

1Q 2020	($488)	$—	$—	($488)	N/A
2Q 2020	(486)	—	—	(486)	N/A
3Q 2020	(483)	—	—	(483)	N/A
4Q 2020	(448)	—	—	(448)	N/A
2020	($1,905)	$—	$—	($1,905)	N/A

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	22%	Yes

Secured Debt to Gross Asset Value	<	40%	5%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	521%	Yes

Unsecured Debt to Gross Asset Value	<	60%	20%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	6%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	416%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	540%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2018:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2019	$177	$7,383	$7,560	4.7%	4.2%
2020	(15)	—	(15)	—%	N/A
2021	(135)	5,160	5,025	3.2%	4.8%
2022	(150)	5,008	4,858	3.0%	4.0%
2023	(156)	—	(156)	(0.1)%	N/A
Thereafter	(561)	143,138	142,577	89.2%	4.2%
Total Maturing Debt	($840)	$160,689	$159,849	100.0%	4.2%

Weighted Average Maturity of Debt		7.6 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$56,794	35.5%	4.3%	7.2 Years
Fixed rate debt		103,055	64.5%	4.1%	7.7 Years
Total		$159,849	100.0%	4.2%	7.6 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$103,055	64.5%	4.1%	7.7 Years
Conventional variable-rate mortgage debt		56,794	35.5%	4.3%	7.2 Years
Total		$159,849	100.0%	4.2%	7.6 Years

REAL ESTATE ASSETS: (b)		Total Homes	Total Cost
Operating real estate assets		7,283	$870,554
Land		0	1,513
Total		7,283	$872,067

(a) Includes all available extension options.

(b) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2019 AND 2020:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
1Q 2019	$73	$—	$73	N/A
2Q 2019	66	3,654	3,720	4.4%
3Q 2019	35	—	35	N/A
4Q 2019	3	3,729	3,732	4.0%
2019	$177	$7,383	$7,560	4.2%

1Q 2020	($4)	$—	($4)	N/A
2Q 2020	(4)	—	(4)	N/A
3Q 2020	(5)	—	(5)	N/A
4Q 2020	(2)	—	(2)	N/A
2020	($15)	$—	($15)	N/A

(a) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2018
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$1,782	$37	$430	$9
Appliances	10	years	651	14	193	4
Painting	—		—	—	1,252	26
Cabinetry/Countertops	10	years	298	6	—	—
Other	9	years	1,846	39	516	11
Exteriors
Painting	5	years	1,348	28	—	—
Carpentry	10	years	233	5	—	—
Landscaping	6	years	1,477	31	2,081	44
Roofing	19	years	2,850	60	181	4
Site Drainage	10	years	145	3	—	—
Fencing/Stair	10	years	500	10	—	—
Other (b)	9	years	4,950	103	3,522	74
Common Areas
Mech., Elec., Plumbing	9	years	2,791	59	1,596	33
Parking/Paving	5	years	549	12	—	—
Pool/Exercise/Facility	8	years	3,838	81	319	7
Total Recurring (c)			$23,258	$488	$10,090	$212
Weighted Average Apartment Homes				47,653		47,653

Non-recurring capitalized expenditures (d)			$3,743

Revenue Enhancing Expenditures (e)	10	years	$16,600	$24,484
Revenue Enhanced Apartment Homes				678

	Year to date 2018
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$8,522	$182	$1,857	$40
Appliances	10	years	2,406	51	840	18
Painting	—		—	—	5,596	119
Cabinetry/Countertops	10	years	783	17	—	—
Other	9	years	4,746	101	2,352	50
Exteriors
Painting	5	years	3,896	83	—	—
Carpentry	10	years	1,497	32	—	—
Landscaping	6	years	3,403	73	9,752	208
Roofing	19	years	11,547	246	457	10
Site Drainage	10	years	396	8	—	—
Fencing/Stair	10	years	1,731	37	—	—
Other (b)	9	years	11,821	251	13,511	288
Common Areas
Mech., Elec., Plumbing	9	years	10,262	219	6,198	132
Parking/Paving	5	years	2,365	50	—	—
Pool/Exercise/Facility	8	years	8,921	190	1,512	32
Total Recurring (c)			$72,296	$1,540	$42,075	$897
Weighted Average Apartment Homes				46,925		46,925

Non-recurring capitalized expenditures (d)			$9,841

Revenue Enhancing Expenditures (e)	10	years	$51,893	$19,113
Revenue Enhanced Apartment Homes				2,715

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2018.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2018 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2018 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 19.

CAMDEN	2019 FINANCIAL OUTLOOK
AS OF JANUARY 31, 2019

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$4.97 - $5.17

"Same Property" Communities
Number of Units	42,972
2018 Base Net Operating Income	$536 million
Total Revenue Growth	2.80% - 3.80%
Total Expense Growth	2.75% - 3.75%
Net Operating Income Growth	2.30% - 4.30%
Impact from 1% change in NOI Growth is approximately $0.055 / share

Capitalized Expenditures
Recurring	$68 - $72 million
Revenue Enhancing Capex and Repositions (a)	$46 - $50 million
Redevelopments (b)	$25 - $33 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$200 - $400 million
Disposition Volume (consolidated on balance sheet)	$0 - $200 million

Development
Development Starts (consolidated on balance sheet)	$200 - $300 million
Development Spend (consolidated on balance sheet)	$300 - $330 million

Equity in Income of Joint Ventures (FFO)	$16 - $18 million

Non-Property Income
Non-Property Income, Net	$2 - $4 million
Includes: Fee and asset management income (including fees from joint ventures), net of expenses, and interest and other income

Corporate Expenses
General and administrative expense	$50 - $54 million
Property management expense	$25 - $27 million
Corporate G&A Depreciation/Amortization	$8 - $10 million

Capital
Expected Debt Capital Transactions	$600 - $800 million
Expensed Interest	$88 - $92 million
Capitalized Interest	$15 - $17 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades or other new amenities.

(b) Redevelopments are capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Net income attributable to common shareholders	$39,196	$87,989	$156,128	$196,422
Real estate depreciation and amortization	76,867	66,448	294,283	257,540
Adjustments for unconsolidated joint ventures	2,233	2,253	8,976	8,903
Income allocated to non-controlling interests	1,140	1,093	4,595	4,438
Gain on sale of operating properties, net of tax	—	(43,231)	—	(43,231)
Funds from operations	$119,436	$114,552	$463,982	$424,072

Less: recurring capitalized expenditures	(23,258)	(20,783)	(72,296)	(64,758)

Adjusted funds from operations	$96,178	$93,769	$391,686	$359,314

Weighted average number of common shares outstanding:
EPS diluted	95,465	97,068	95,366	92,515
FFO/AFFO diluted	97,221	97,068	97,201	93,594

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Total Earnings Per Common Share - Diluted	$0.41	$0.91	$1.63	$2.13
Real estate depreciation and amortization	0.79	0.69	3.03	2.76
Adjustments for unconsolidated joint ventures	0.02	0.03	0.09	0.09
Income allocated to non-controlling interests	0.01	—	0.02	0.02
Gain on sale of operating properties, net of tax	—	(0.45)	—	(0.47)
FFO per common share - Diluted	$1.23	$1.18	$4.77	$4.53

Less: recurring capitalized expenditures	(0.24)	(0.21)	(0.74)	(0.69)

AFFO per common share - Diluted	$0.99	$0.97	$4.03	$3.84

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q19	Range	2019	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.33	$0.37	$1.51	$1.71
Expected real estate depreciation and amortization	0.82	0.82	3.33	3.33
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.18	$1.22	$4.97	$5.17

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2018	2017	2018	2017
Net income	$40,307	$89,082	$160,694	$200,860
Less: Fee and asset management income	(1,580)	(2,370)	(7,231)	(8,176)
Less: Interest and other income	(432)	(1,432)	(2,101)	(3,011)
Less: (Income)/Loss on deferred compensation plans	10,304	(4,902)	6,535	(16,608)
Plus: Property management expense	6,166	5,991	25,581	25,773
Plus: Fee and asset management expense	1,258	1,085	4,451	3,903
Plus: General and administrative expense	13,622	13,002	50,735	50,587
Plus: Interest expense	22,047	20,618	84,263	86,750
Plus: Depreciation and amortization expense	78,677	68,193	300,946	263,974
Plus: Expense/(Benefit) on deferred compensation plans	(10,304)	4,902	(6,535)	16,608
Plus: Loss on early retirement of debt	—	—	—	323
Less: Gain on sale of operating properties, including land	—	(43,231)	—	(43,231)
Less: Equity in income of joint ventures	(2,192)	(1,965)	(7,836)	(6,822)
Plus: Income tax expense	326	216	1,424	1,224
NOI	$158,199	$149,189	$610,926	$572,154

"Same Property" Communities	$133,953	$130,534	$526,229	$509,071
Non-"Same Property" Communities	19,632	14,156	71,569	52,159
Development and Lease-Up Communities	3,302	700	7,552	1,481
Hurricane Expenses	—	—	—	(3,944)
Dispositions/Other	1,312	3,799	5,576	13,387
NOI	$158,199	$149,189	$610,926	$572,154

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2018	2017	2018	2017
Net income attributable to common shareholders	$39,196	$87,989	$156,128	$196,422
Plus: Interest expense	22,047	20,618	84,263	86,750
Plus: Depreciation and amortization expense	78,677	68,193	300,946	263,974
Plus: Income allocated to non-controlling interests from continuing operations	1,111	1,093	4,566	4,438
Plus: Income tax expense	326	216	1,424	1,224
Less: Gain on sale of operating properties, including land	—	(43,231)	—	(43,231)
Plus: Loss on early retirement of debt	—	—	—	323
Less: Equity in income of joint ventures	(2,192)	(1,965)	(7,836)	(6,822)
Adjusted EBITDA	$139,165	$132,913	$539,491	$503,078

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Positive

Estimated Future Dates:	Q1 '19	Q2 '19	Q3 '19	Q4 '19
Earnings Release & Conference Call	Early May	Late July	Late October	Late January

Dividend Information - Common Shares:	Q1 '18	Q2 '18	Q3 '18	Q4 '18
Declaration Date	2/1/2018	6/15/2018	9/14/2018	12/3/2018
Record Date	3/30/2018	6/29/2018	9/28/2018	12/17/2018
Payment Date	4/17/2018	7/17/2018	10/17/2018	1/17/2019
Distributions Per Share	$0.77	$0.77	$0.77	$0.77

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2018

(Unaudited)							4Q18 Avg Monthly		4Q18 Avg Monthly
			Year Placed	Average	Apartment	4Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,399	$1.22	$1,620	$1.41
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,183	1.51	1,425	1.81
Camden Foothills	Scottsdale	AZ	2014	1,032	220	97%	1,644	1.59	1,946	1.89
Camden Hayden	Tempe	AZ	2015	1,043	234	95%	1,490	1.43	1,734	1.66
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,308	1.23	1,545	1.45
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,362	1.27	1,605	1.50
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	1,148	1.24	1,399	1.51
Camden San Marcos	Scottsdale	AZ	1995	984	320	98%	1,271	1.29	1,485	1.51
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,293	1.24	1,559	1.50
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,527	1.17	1,819	1.40
TOTAL ARIZONA	10	Properties		1,030	2,929	96%	1,342	1.30	1,589	1.54

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,078	2.06	2,302	2.28
Camden Glendale	Glendale	CA	2015	882	303	95%	2,396	2.72	2,526	2.86
Camden Harbor View	Long Beach	CA	2004	981	546	96%	2,641	2.69	2,831	2.89
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,113	2.09	2,307	2.28
Camden Martinique	Costa Mesa	CA	1986	795	714	96%	1,809	2.27	2,009	2.53
Camden Sea Palms	Costa Mesa	CA	1990	891	138	94%	2,164	2.43	2,372	2.66
The Camden	Hollywood	CA	2016	768	287	96%	3,207	4.18	3,362	4.38
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,288	2.54	2,475	2.75

Camden Landmark	Ontario	CA	2006	982	469	96%	1,650	1.68	1,823	1.86
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	2,184	2.11	2,432	2.34
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	2,000	2.08	2,224	2.31
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,623	2.93	2,895	3.23
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,758	1.67	2,033	1.93
Total San Diego/Inland Empire	5	Properties		992	1,665	95%	1,962	1.98	2,188	2.21

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,162	2.31	2,365	2.53

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,475	1.67	1,723	1.95
Camden Caley	Englewood	CO	2000	925	218	95%	1,479	1.60	1,734	1.88
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,738	1.71	2,003	1.97
Camden Flatirons	Denver	CO	2015	960	424	96%	1,627	1.70	1,885	1.96
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,750	1.52	1,999	1.74
Camden Interlocken	Broomfield	CO	1999	1,010	340	95%	1,644	1.63	1,911	1.89
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,556	1.67	1,814	1.95
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,567	1.86	1,828	2.17
TOTAL COLORADO	8	Properties		971	2,632	95%	1,613	1.66	1,870	1.93

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,698	1.60	1,970	1.85
Camden College Park	College Park	MD	2008	942	508	96%	1,587	1.68	1,867	1.98
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,744	1.78	1,983	2.03
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,831	1.73	2,094	1.98
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,897	2.03	2,160	2.31
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,789	1.80	2,042	2.05
Camden Grand Parc	Washington	DC	2002	672	105	95%	2,516	3.74	2,853	4.25
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,635	1.63	1,872	1.86
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	95%	1,673	1.63	1,918	1.87
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,620	1.89	1,851	2.16
Camden Noma	Washington	DC	2014	770	321	96%	2,233	2.90	2,533	3.29
Camden Noma II	Washington	DC	2017	759	405	94%	2,286	3.01	2,609	3.44
Camden Potomac Yard (1)	Arlington	VA	2008	835	378	94%	2,015	2.41	2,332	2.79
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,828	3.30	3,196	3.73
Camden Russett	Laurel	MD	2000	992	426	94%	1,490	1.50	1,686	1.70
Camden Shady Grove (2)	Rockville	MD	2018	877	457	Lease-Up	1,730	1.97	1,943	2.21
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,639	1.68	1,882	1.93
Camden South Capitol (3)	Washington	DC	2013	821	281	95%	2,279	2.77	2,660	3.24
Camden Washingtonian (2)	Gaithersburg	MD	2018	871	365	Lease-Up	1,737	1.99	1,862	2.14
TOTAL DC METRO	19	Properties		922	6,862	96%	1,844	2.00	2,109	2.29

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,979	1.79	2,299	2.07
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	1,941	2.30	2,147	2.55
Camden Brickell (1)	Miami	FL	2003	937	405	93%	2,122	2.26	2,328	2.48
Camden Doral	Miami	FL	1999	1,120	260	97%	1,936	1.73	2,170	1.94
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	2,059	1.64	2,344	1.87
Camden Las Olas (1)	Ft. Lauderdale	FL	2004	1,043	420	95%	2,114	2.03	2,349	2.25
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,693	1.41	1,959	1.63
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,753	1.58	2,019	1.82
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,942	1.80	2,194	2.03

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2018

(Unaudited)							4Q18 Avg Monthly		4Q18 Avg Monthly
			Year Placed	Average	Apartment	4Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,424	$1.32	$1,647	$1.53
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,319	1.38	1,545	1.62
Camden LaVina	Orlando	FL	2012	970	420	96%	1,333	1.38	1,559	1.61
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,260	1.34	1,482	1.58
Camden North Quarter	Orlando	FL	2016	806	333	94%	1,568	1.95	1,651	2.05
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,375	1.68	1,609	1.97
Camden Thornton Park	Orlando	FL	2016	920	299	92%	1,925	2.09	2,013	2.19
Camden Town Square	Orlando	FL	2012	983	438	96%	1,373	1.40	1,571	1.60
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	96%	1,441	1.48	1,700	1.75
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,317	1.35	1,504	1.54
Total Orlando	10	Properties		944	3,594	96%	1,415	1.50	1,609	1.71

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,197	1.27	1,451	1.54
Camden Montague	Tampa	FL	2012	975	192	97%	1,356	1.39	1,596	1.64
Camden Pier District	St. Petersburg	FL	2016	989	358	94%	2,440	2.47	2,604	2.63
Camden Preserve	Tampa	FL	1996	942	276	94%	1,429	1.52	1,653	1.76
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,218	1.20	1,484	1.46
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,360	1.21	1,602	1.42
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,447	1.46	1,720	1.73
Total Tampa	7	Properties		997	2,736	96%	1,455	1.46	1,693	1.70

TOTAL FLORIDA	25	Properties		1,001	9,111	96%	1,588	1.59	1,813	1.81

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,380	1.51	1,597	1.74
Camden Buckhead Square	Atlanta	GA	2015	827	250	98%	1,553	1.88	1,665	2.01
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,343	1.36	1,532	1.55
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,399	1.18	1,632	1.38
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,344	1.34	1,574	1.56
Camden Fourth Ward	Atlanta	GA	2014	847	276	98%	1,685	1.99	1,892	2.24
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,494	1.60	1,678	1.79
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,697	1.92	2,987	2.12
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,285	1.25	1,573	1.53
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	97%	1,538	1.51	1,767	1.74
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,294	1.13	1,534	1.34
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,342	1.34	1,580	1.58
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	1,093	1.08	1,307	1.30
Camden Vantage	Atlanta	GA	2010	901	592	97%	1,426	1.58	1,594	1.77
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,503	1.48	1,720	1.70

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,284	1.23	1,513	1.44
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,472	1.63	1,671	1.85
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,444	1.69	1,657	1.93
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	1,188	1.15	1,392	1.34
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	1,060	1.13	1,276	1.36
Camden Foxcroft II	Charlotte	NC	1985	874	100	96%	1,165	1.33	1,403	1.61
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,537	2.07	1,749	2.35
Camden Grandview	Charlotte	NC	2000	1,059	266	97%	1,662	1.57	1,888	1.78
Camden Sedgebrook	Charlotte	NC	1999	972	368	95%	1,110	1.14	1,334	1.37
Camden South End	Charlotte	NC	2003	882	299	95%	1,409	1.60	1,627	1.84
Camden Southline (3)	Charlotte	NC	2015	831	266	96%	1,532	1.84	1,756	2.11
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,301	1.19	1,521	1.38
Camden Touchstone	Charlotte	NC	1986	899	132	95%	1,071	1.19	1,254	1.39
Total Charlotte	13	Properties		942	3,076	96%	1,348	1.43	1,567	1.66

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	96%	1,210	1.20	1,415	1.40
Camden Crest	Raleigh	NC	2001	1,013	438	96%	1,045	1.03	1,280	1.26
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,091	1.04	1,338	1.28
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,156	1.08	1,380	1.29
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,121	1.16	1,336	1.38
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,249	1.18	1,483	1.40
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,045	1.08	1,260	1.30
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	1,083	1.05	1,307	1.27
Total Raleigh	8	Properties		1,016	3,054	96%	1,121	1.10	1,345	1.32

TOTAL NORTH CAROLINA	21	Properties		979	6,130	96%	1,235	1.26	1,456	1.49

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2018

(Unaudited)							4Q18 Avg Monthly		4Q18 Avg Monthly
			Year Placed	Average	Apartment	4Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	96%	$1,089	$1.26	$1,341	$1.56
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	95%	1,155	1.27	1,428	1.57
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	1,158	1.31	1,294	1.47
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,267	1.39	1,514	1.66
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,423	1.49	1,680	1.76
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,159	1.28	1,407	1.56
Camden La Frontera	Austin	TX	2015	901	300	96%	1,225	1.36	1,443	1.60
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,496	1.79	1,748	2.09
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	1,148	1.26	1,316	1.45
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,274	1.40	1,503	1.66
Total Austin	10	Properties		899	3,360	96%	1,238	1.38	1,464	1.63

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,123	1.29	1,409	1.62
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	871	1.12	1,050	1.35
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	93%	1,249	1.18	1,435	1.36
Total Corpus Christi	3	Properties		888	902	93%	1,065	1.20	1,281	1.44

Camden Addison	Addison	TX	1996	942	456	97%	1,231	1.31	1,426	1.51
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,450	1.53	1,680	1.78
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,219	1.33	1,460	1.59
Camden Centreport	Ft. Worth	TX	1997	911	268	94%	1,186	1.30	1,419	1.56
Camden Cimarron	Irving	TX	1992	772	286	98%	1,217	1.58	1,435	1.86
Camden Design District (3)	Dallas	TX	2009	939	355	95%	1,389	1.48	1,501	1.60
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,359	1.46	1,576	1.69
Camden Henderson	Dallas	TX	2012	967	106	98%	1,524	1.58	1,781	1.84
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,288	1.55	1,510	1.82
Camden Legacy Park	Plano	TX	1996	871	276	97%	1,279	1.47	1,491	1.71
Camden Panther Creek (3)	Frisco	TX	2009	946	295	95%	1,242	1.31	1,440	1.52
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	95%	1,466	1.49	1,703	1.73
Camden Valley Park	Irving	TX	1986	743	516	96%	1,084	1.46	1,284	1.73
Camden Victory Park	Dallas	TX	2016	861	423	96%	1,621	1.88	1,862	2.16
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,327	1.47	1,542	1.71

Camden City Centre	Houston	TX	2007	932	379	93%	1,471	1.58	1,693	1.82
Camden City Centre II	Houston	TX	2013	868	268	95%	1,507	1.74	1,749	2.02
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	96%	1,284	1.29	1,473	1.48
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	95%	1,254	1.17	1,505	1.40
Camden Grand Harbor (3)	Katy	TX	2008	959	300	95%	1,182	1.23	1,395	1.45
Camden Greenway	Houston	TX	1999	861	756	96%	1,387	1.61	1,615	1.88
Camden Heights (3)	Houston	TX	2004	927	352	95%	1,478	1.59	1,702	1.84
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,223	1.31	1,430	1.53
Camden Mcgowen Station (2)	Houston	TX	2018	1,007	315	Lease-Up	2,203	2.19	2,118	2.10
Camden Midtown	Houston	TX	1999	844	337	95%	1,533	1.82	1,765	2.09
Camden Northpointe (3)	Tomball	TX	2008	940	384	95%	1,115	1.19	1,371	1.46
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,130	1.30	1,344	1.55
Camden Park	Houston	TX	1995	866	288	96%	1,096	1.27	1,323	1.53
Camden Plaza	Houston	TX	2007	915	271	95%	1,576	1.72	1,794	1.96
Camden Post Oak	Houston	TX	2003	1,200	356	93%	2,458	2.05	2,614	2.18
Camden Royal Oaks	Houston	TX	2006	923	236	92%	1,353	1.47	1,417	1.53
Camden Royal Oaks II	Houston	TX	2012	1,054	104	94%	1,562	1.48	1,619	1.54
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	94%	1,212	1.12	1,440	1.33
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,105	1.31	1,344	1.59
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,196	1.30	1,393	1.51
Camden Travis Street	Houston	TX	2010	819	253	95%	1,478	1.81	1,722	2.10
Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,431	1.66	1,647	1.91
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,240	1.33	1,467	1.57
Camden Woodson Park (3)	Houston	TX	2008	916	248	94%	1,206	1.32	1,416	1.55
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	1,174	1.18	1,365	1.37
Total Houston	25	Properties		933	8,749	95%	1,395	1.50	1,586	1.70

TOTAL TEXAS	52	Properties		915	18,677	95%	1,330	1.45	1,535	1.68

TOTAL PROPERTIES	161	Properties		956	55,160	96%	$1,519	$1.59	$1,742	$1.82

(1) Communities under redevelopment as of December 31, 2018.
(2) Completed communities in lease-up as of December 31, 2018 are excluded from total occupancy numbers.
(3) Communities owned through investment in joint venture.